Filed pursuant to Rule 497(a)(1)
File No. 333-174722
Rule 482 AD

Oxford Lane Capital Corp.	PRESS RELEASE

8 Sound Shore Drive, Suite 255 Greenwich, CT 06830 (203) 983-5275 http://www.oxfordlanecapital.com	Contact: Patrick Conroy 203-983-5282

FOR IMMEDIATE RELEASE

Oxford Lane Capital Corp. Announces Transferable Rights Offering

Greenwich, CT – 8/03/2011 – Oxford Lane Capital Corp. (the “Company”) (NASDAQ: OXLC) announced today the commencement of a transferable rights offering to purchase shares of common stock of the Company (the “Offering”).

The Company will issue transferable rights to subscribe for up to 620,819 shares of the Company’s common stock to its stockholders of record (“Record Date Stockholders”) on August 3, 2011 (the “Record Date”). Record Date Stockholders will receive one right for each outstanding share of common stock owned on the Record Date. The rights entitle the holders to purchase one new share of common stock for every three rights held.  The subscription price for the common shares offered in the Offering will be $15.00 per share. The rights will expire on August 26, 2011 at 5:00 p.m., New York City time, unless the Offering is extended. The rights will be listed for trading on the Nasdaq Global Select Market under the symbol “OXLCR,” and will be eligible for trading from August 3, 2011 through August 23, 2011. Record Date Stockholders who fully exercise all rights issued to them are entitled to subscribe for additional shares of the Company’s common stock which were not subscribed for by other stockholders. Any non-record date rights holder who exercises rights is entitled to subscribe for the remaining shares that are not subscribed for by Record Date Stockholders.

Important Dates:
Rights Eligible for Trading:	August 3, 2011
Record Date:	August 3, 2011
Subscription Period:	from August 3, 2011 to August 26, 2011	(1)
Last Day Rights may Be Traded:	August 23, 2011	(1)
Expiration Date:	August 26, 2011	(1)

(1) Unless the Offering is extended.

The Company intends to use the net proceeds from this offering for the origination of new investments in accordance with its investment objective, working capital and general corporate purposes.

Ladenburg Thalmann & Co. Inc. has been selected by the Company to act as Dealer Manager for the Offering.

Investors should carefully consider the investment objective, risks, and charges and expenses of the Company. This information can be found in the Company’s prospectus, a copy of which may be obtained, when available, by contacting the Information Agent, Georgeson Inc. at (888) 643-8150. An investor should carefully read the Company’s prospectus before investing. Investors should also carefully consider the risks and other factors relating to this offering set forth in the Company’s prospectus, including the dilutive effect the offering will have on both the Company’s net asset value per share and the dividends per share the Company will be able to distribute subsequent to completion of this offering.

A registration statement with respect to the rights and the shares of common stock to be issued upon exercise of the rights has been filed with the Securities and Exchange Commission.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. The offering may be made only by means of a prospectus, copies of which may be obtained when available from Ladenburg Thalmann & Co. Inc., Attn: Syndicate Department, 58 South Service Road, Suite 160, Melville, NY 11747, (telephone number 631-270-1600).

About Oxford Lane Capital Corp.

Oxford Lane Capital Corp. is a publicly-traded registered closed-end management investment company. It seeks to achieve its investment objective by investing primarily in senior secured loans made to companies whose debt is unrated or is rated below investment grade, with an emphasis on current income.  Those investments may take a variety of forms, including the direct purchases of senior loans (either in the primary or secondary markets) or through investments in entities that in turn own a pool of senior loans.

Forward-Looking Statements

This press release contains forward-looking statements subject to the inherent uncertainties in predicting future results and conditions, including statements with regard to the anticipated use of the net proceeds of the Company’s securities offering. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. Certain factors could cause actual results and conditions to differ materially from those projected in these forward-looking statements. These factors are identified from time to time in our filings with the Securities and Exchange Commission, including the prospectus dated August 2, 2011.  We undertake no obligation to update such statements to reflect subsequent events.

For further information regarding the offering please contact the Information Agent:
Georgeson Inc.
199 Water Street
New York, NY 10038
Toll-free: (888) 643-8150
Broker-dealers and nominees may call (212) 440-9800